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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement on Form S-8 of iVillage Inc. of our report dated July 16, 1999 on our audits of the financial statements of Online Psychological Services, Inc. as of and for the years ended December 31, 1998 and 1997.

/s/ PricewaterhouseCoopers LLP

McLean, Virginia
November 3, 1999


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